                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                           Big Sky Transportation Co.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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


                           BIG SKY TRANSPORTATION CO.
                      Billings Logan International Airport
                               1601 Aviation Place
                             Billings, Montana 59105
                                  406.247-3910

                                 PROXY STATEMENT

       THIS PROXY STATEMENT IS BEING FURNISHED BY THE BOARD OF DIRECTORS, OFFICERS AND MANAGEMENT OF BIG SKY TRANSPORTATION CO, IN CONNECTION
           WITH SOLICITATION OF PROXIES FOR USE AT THE ANNUAL MEETING

ITEM 1.
DATE, TIME AND PLACE INFORMATION

(a)      General Information.

The Annual Meeting of the Stockholders of Big Sky Transportation Co. ("Big Sky") will be held on Friday, February 16, 2001, at 3:30 p.m. (local time) in the Conference Room at Big Sky Airlines, Billings Logan International Airport, 1601 Aviation Place, Billings, Montana, for the purpose of considering and voting on the following Annual Meeting Proposals made by Big Sky's Board of Directors, officers and management:

         1)       To elect eight directors to serve for one-year terms;

         2) To consider and ratify the Board of Directors' appointment of independent auditors.

THE ANNUAL MEETING PROPOSALS ARE DISCUSSED IN DETAIL BELOW IN THE SECTION OF THIS PROXY STATEMENT ENTITLED DISCUSSION OF ANNUAL MEETING PROPOSALS.

In addition, Stockholders will act upon such matters as may properly come before the meeting or any adjournments thereof.

Holders-of-record of 1996 Series Common Stock at the close of business on December 27, 2000 (the record date) are entitled to vote at this meeting or any adjournment thereof. Stockholders who will not be attending the meeting, or who do not wish to vote in person, are requested to execute the enclosed proxy and return it promptly in the enclosed envelope so that their shares will be voted at the meeting.

Big Sky's Board of Directors and management do not intend to present any additional business to this year's Annual meeting, other than the Annual Meeting Proposals specifically set forth in the Notice of Annual Meeting of Stockholders and this Proxy Statement. The directors and management know of no other business to come before this meeting. However, should such matters be brought before the meeting,

Big Sky's designated proxies will vote on such matters based on their judgment as to Big Sky's best interests.

(b)      Delivery Information.

Big Sky has filed its Annual Report, which contains information concerning Big Sky and its operations, including financial statements, on Form 10-KSB for the fiscal year-ended June 30, 2000, with the U.S. Securities and Exchange Commission (SEC). A copy of the fiscal year 2000 Annual Report, including financial statements and the Form 10-KSB, accompanies this Notice of Annual Meeting and Proxy Statement and is being mailed on or before January 17, 2001 to each Stockholder of record on December 27, 2000. The financial statements, including footnotes, and Auditor's Report, and the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in the Annual Report are incorporated in this Proxy Statement. No other part of the Annual Report is incorporated in this Proxy Statement or is to be considered proxy-soliciting material.

Big Sky gives the following information and data, in accordance with SEC reporting regulations. Copies of this Proxy Statement have been provided to the SEC and the Pacific Exchange, Inc.

(c)      Stockholder Proposals (Rule 14A-5(e) information).

Proposals from Stockholders that Stockholders want to include in Big Sky's proxy materials and to have presented at the Annual Meeting of the Stockholders, presently scheduled to be held on February 16, 2001, must be received by Big Sky at it's principal offices no later than February 2, 2001.

ITEM 2.
REVOCABILITY OF PROXY

If Stockholders wish to revoke proxies, they must give advance written notice to Big Sky's Secretary before their being voted at the Annual Meeting. Unless proxies are revoked before voting at the annual meeting, all properly executed proxies will be voted by Big Sky's Secretary in favor of the Annual Meeting Proposals listed in Item 1.

ITEM 3.
DISSENTERS' RIGHT OF APPRAISAL

There are no dissenters' rights of appraisal that apply to any of the Annual Meeting Proposals listed in Item 1.

ITEM 4.
PERSONS MAKING THE SOLICITATION

(a)      Solicitations Not Subject to Rule 14a-11.

Big Sky's Board of Directors solicits the accompanying proxy ballot to be used at the Annual Meeting of Stockholders of Big Sky and any adjournments of such meeting. Big Sky is not aware of any opposition to approval of the Annual Meeting Proposals listed in Item 1.

Big Sky will pay the cost of soliciting proxies, including the cost of preparing and mailing the Notice of the Annual Meeting of Stockholders and this Proxy Statement. Big Sky's solicitation of proxies is primarily through mailing of this Proxy Statement to all Stockholders entitled to vote at the Annual Meeting.

Officers of Big Sky may solicit proxies personally. However, officers soliciting proxies will receive no compensation in addition to their regular pay for such solicitations. Big Sky will reimburse brokers, banks and those holding shares in their names for others for the reasonable cost of forwarding proxy material to, and obtaining proxies from, their principals.

(b)      Solicitations Subject to Rule 14a-11.

None.

ITEM 5.
INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

(a)      Solicitations Not Subject to Rule 14a-11.

No outside "substantial interests of security holdings or otherwise" exist with regard to the Annual Meeting Proposals listed in Item 1 to be acted upon at the Annual Meeting of Stockholders, other than elections to office.

(b)      Solicitations Subject to Rule 14a-11.

None.

ITEM 6.
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

(a)      Number of Shares and Number of Votes.

On September 30, 2000, there were 1,265,422 shares of 1996 Series Common Stock outstanding. This is the only class of Big Sky's securities entitled to vote at the Annual Meeting. As of December 27, 2000, the record date, a majority of all outstanding stock will constitute a quorum for the transaction of business at the Annual Meeting.

(b)      Record Date.

The record date for this proxy solicitation is December 27, 2000.

(c)      Voting Rights With Respect to Agenda.

Cumulative Voting For Directors. For the election of directors, each holder of 1996 Series Common Stock present in person or represented by proxy has the right to cumulate his or her votes for the election of directors by multiplying the number of votes to which the Stockholder is entitled to vote by eight (8) (the total number of directors to be elected) and cast all such votes for one nominee or distribute the total votes among any two or more nominees. The persons designated as proxies on the enclosed proxy form will exercise their discretion in deciding whether to cumulate votes and the amount of accumulation in voting for Directors.

Majority Voting for Ratification of Auditors. For the ratification of auditors, the affirmative vote of the majority of shares of 1996 Series Common Stock present in person or represented by proxy and entitled to vote on the matter, is necessary for approval.

(d)      Security Ownership of Certain Beneficial Owners and Management.
The following persons are known to Big Sky to be the beneficial owners of more than 5% of any class of the Registrant's voting securities as of September 30, 1999:

-------------------------------------------------------------------------------------------------------------
                           (2) Name                           (3) Amount
                           and address                        and nature of
(1) Title                  of Beneficial                      beneficial                         (4) Percent
of Class                   Owner                              ownership                          of class
-------------------------------------------------------------------------------------------------------------
1996 Series                Derby West, LLC                    347,520 shares                     27.46%
Common Stock               Drawer E                           directly owned
                           Sheridan WY 82801

1996 Series                H.V. Holman, Ltd. Partnership      108,780 shares                      8.60%
Common Stock               7979 Harbor Town Ave.              directly owned
                           Las Vegas NV 89113

1996 Series                Jon Marchi                         73,731 shares                       5.83%
Common Stock               7783 Valley View Rd.               owned directly
                           Polson MT  59860                   or by IRA

1996 Series                Northern Rockies Venture Fund,     114,286 shares                      9.03%
Common Stock                 Ltd.                             owned directly
                           4845 Pearl East Circle
                           Boulder CO. 80301


(b)      Security Ownership of Management.

Item 7 below lists the security ownership of Kim B. Champney, President/CEO, and Craig Denney, Executive Vice President/COO and Secretary.

(c)      Changes in Control.

Big Sky knows of no arrangements that may result in a change of control of Big Sky in the future.

ITEM 7.
EXECUTIVE OFFICERS AND DIRECTORS.

(a)      Adverse Legal Proceedings.

No director or officer is involved in any legal proceedings that affect or are adverse to the interests of Big Sky (including directors who are proposed for election in this Proxy Statement). No Stockholder holding more than 5% of Big Sky's 1996 Series Common Stock is involved in any legal proceedings that affect or are adverse to Big Sky.

(b)      Identification of and Information About Executive Officers and
         Directors.

Executive officers of Big Sky are elected by and serve at the discretion of the Board of Directors. There is no arrangement between any executive officer and any other person that in any way affect how an executive officer is selected.

Directors are elected each year by the Stockholders. The nominees for directors in 2001-2002 are listed below. This list is identifies the nominees in descending order by time served on the Board of Directors. This list gives the following information: Name, Executive Offices Held With Big Sky Transportation Co., Principal Occupation, Previous Employment, Outside Directorships, Education & Stock (including options exercisable): (a), (b)

Jon Marchi: Chairman of the Board of Directors  April 1996 to date;
-------------------------------------------------------------------
          Treasurer 1996 - 1999, Secretary 1991-1995; Outside Director since 1979; Principal Business -- Owner & President, Marchi Angus Ranches, Polson, MT, 1985 to date; Director & Chairman, Glacier Venture Fund, The Montana Small Business Investment Capital Company; Director & Chairman, Development Corporation of Montana; Director & President, Montana Private Capital Network; Director, Montana Community Finance Corporation; Director, Montana Small Business Connections; Previous Employment -- D.A. Davidson & Co., Great Falls, MT (regional investment company & securities dealer), 1972-1985; Other -- Director, College of Business Advisory Board, Montana State University-Billings; Director, Montana Small Business Administration Advisory Council; Director, Montana Ambassadors; Education -- B.S. Business & M.S. Finance, University of Montana; Age -- 54; Stock--73,731 (c), % Class--5.83% (j)

Jack K. Daniels: Vice-Chairman of the Board of Directors & Assistant Secretary, April 1995 to-date;
--------------------------------------------------------------------------------
          Outside Director since 1990; Interim CEO, September 1997 to January, 1998; Principal Business -- Owner/President, SerVair Accessories, Inc. (fixed base aviation operator), Williston, ND, 1950 -1994 (retired); Other -- Former chairman, North Dakota Aeronautics Commission (retired); Former Treasurer, National Committee of Cities & States for Airline Service; NCCSAS (retired); Age --75; Stock--22,620 (d), % Class -- 1.79% (j).

Stephen D. Huntington: Assistant Secretary 1998 to date; Outside Director since 1994;
--------------------------------------------------------------------------------
          Principal Business -- Partner, Northern Rockies Venture Fund, Butte, MT, 1994 to date; Manager, Corporate Development & Finance, MSE, Inc., Butte, MT, 1995 to-date; Other -- Director, MSE-HKM, Inc., 1995; Director, MSE Technology Applications, Inc., 1995; Director, Safe Shop Tools, Inc., 1997; Director, Nutritional Laboratories International, Inc., 1997; Board of Managers, Soltec Engineering LLC, 1996 Previous Employment -- State of Montana, 1982-1990; Owner/Principal, Interwest Development, Mountainwest Management, 1990-1995. Education -- B.A. Political Science and Graduate Studies, Law & Public Administration, University of Montana; Age -- 44; Stock--15,267 (e); % Class 1.21%
          (j).

Craig Denney: Executive Vice President & COO 1995 to date, Secretary 1998 to date;
--------------------------------------------------------------------------------
          Division Manager, December 1995 to-date; Vice President/Operations & COO, 1989-1995; Vice President/Ground Services, Director/Ground Services, Director/Customer Service & Station Manager, 1978-1989. Director since 1995; Previous Employment -- Transportation Agent, Northwest Airlines, Inc., Great Falls & Butte, MT, 1974-1978; Other -- Member & Chairman, Air Carrier Advisory Committee, Billings Logan International Airport; member, Aviation Council, Department of Aviation, Rocky Mountain College; Education -- A.A. Aviation Administration, Anoka Ramsey J. C., Coon Rapids, MN; Age -- 47; Stock--41,420 (f), % Class 3.27% (j).

Kim B. Champney, Director & Executive Officer;
----------------------------------------------
          Big Sky -- President & CEO, January 1998 to date; Interim CFO, March 1998 to date; Director, February 1998 to date. Previous Employment -- Vice President Business Development, Merlin Express, San Antonio TX, 1993-1997; Director Airline Planning, DHL Airways, Cincinnati OH, 1990-1993; Director Financial Analysis, Braniff Inc., Orlando FL, 1989-1990; Director Corporate Planning, Piedmont Airlines, Winston-Salem NC, 1986-1989; Treasurer, 1985-1986, Controller 1981-1985, Empire Airlines Inc., Utica/Rome NY; Manager General Accounting, The Black Clawson Co., Fulton NY, 1976-1981. Other - College of Business Advisory Board, Montana State University-Billings Education -- B.S. Accounting, Rochester Institute of Technology, Rochester NY. Age -- 46; Stock - 25,300 (g), % Class -- 2.00% (j).

Barbara H. Nemecek, Outside Director since 2000;
------------------------------------------------
          Principal Business - Dean, Montana State University-Billings, College of Business, 1997 to date; Associate Professor, University of Nebraska-Kearney, Management & Marketing Department, Kearney, NB, 1993-1997, Interim Chair, Family & Consumer Sciences Department, 1995-1997, Coordinator-Continuing Education & Extension, University of Minnesota, Marketing & Logistics Management Department, 1988-1992. Other - Director, Montana State Chamber of Commerce Board, Community Board of Directors, USBank - Billings; Montana Ambassadors Education - B.S. General Home Economics; M.S. Clothing Textiles and Related Arts; University of Wisconsin-Stout; Ph D - Business Administration, University of Minnesota Age - 61; Stock - 5,000 shares (h), % Class - 0.40%(j)

Ken L. Thuerbach, Outside Director since 2000,
----------------------------------------------
          Principal Business - Chief Executive Officer, Alpine Log Homes, Victor Montana; Adjunct Professor, Graduate School of Business, University of Montana. Other - Director, Montana World Trade Center; Chairman, Montana Capital Network, former Director, Montana Entrepreneurship Centers; former Board of Governors, Montana Science and Technology Alliance Venture Capital Fund; former Chairman, Eclipse Technologies, Inc.; former Director, Sea-Vu Corporation; Advisory Board, National Entrepreneurial Foundation Education - BS - University of Denver; MBA
          - Harvard University Age - 54, Stock - 0 shares, % Class - 0.00%

Ed Wetherbee, Outside Director since 2000,
------------------------------------------
          Principal Business - Managing Partner, Alliance Commercial Partners, Lakewood, Colorado 1999 to date. Chairman, CEO Colorado Greenhouse Holdings, Inc., 1993-1998; Director and President, Colorado Energy Management, LLC., 1988-1997; Executive Vice President, Colorado Venture Management, Inc., 1984-1996. Other - Director, Nutritional Labs Inc.; Director, CV Technologies, Inc., Venture Capital Association of Colorado. Education - BSBA - University of Colorado; MBA - University of Denver Age - 42, Stock - 8,714 shares (i), % Class
          - 0.69%(j)


(a) Mssrs. Marchi, Daniels, Huntington, Denney and Champney listed above were elected as directors at the prior Annual Meeting of Stockholders held February 29, 2000. Ms. Nemecek was elected as a Director in May 2000, and the incumbent members of Board of Directors elected Mssrs. Thuerbach and Wetherbee as Directors in September 2000. . Except as indicated, each person has held the outside positions shown above, or other executive positions with the same business for the past five years.

(b) Shares shown reflect outstanding shares of 1996 Series Common Stock beneficially owned, both directly and indirectly, as of September 30, 2000, as well as options exercisable within 60 days thereof, and any options known to be exercised as of the report date. Beneficial ownership shown represents sole voting and investment power. Service-related stock option awards for 1997-2000 are included for outside directors, whether exercised or not.

(c)       69,731 shares owned. Options exercisable on 4,000 shares

(d)       16,620 shares owned. Options exercisable on 6,000 shares

(e)       5,600 shares owned. Options exercisable on 9,667 shares.

(f)       21,420 shares owned. Options exercisable on 20,000 shares.

(g)       5,300 shares owned. Options exercisable on 20,000 shares.

(h)       5,000 shares owned. No options exercisable

(i)       8,714 shares owned. No options exercisable.

(j) Includes shares owned and eligible options, as a percent of total outstanding shares, shown to nearest tenth.

  The Board of Directors may appoint one additional director to commence service prior to the next meeting of Stockholders.

The proxies that are solicited in this Proxy Statement cannot be voted for a greater number of directors than the number of nominees stated above. There is no arrangement or understanding between any nominee and any other person or persons that affects the way in which any nominee was, or is, to be selected as a director or nominee. None of the nominees has any family relationship to any other nominee, or to any other executive officer of Big Sky.

If any of the persons listed above as candidates for the election to the Board of Directors are not available to serve at the time of Annual Meeting, the designated proxies may vote for other persons as they determine appropriate. Big Sky does not anticipate that any of the persons listed above for election as directors will be unable to serve.

BOARD MEETINGS. The Board of Directors is scheduled to meet monthly. It also meets at the call of the President or any director. During the year-ended June 30, 2000, the Board of Directors held a total of nine regular meetings, and no executive meetings. Each director attended no less than 80% of the regular meetings of the Board of Directors, as well as Committees, of which they were members.

COMMITTEES OF THE BOARD. During fiscal year 2000, the Board of Directors maintained the following committees: Financial Audit, Compensation & Management Development (CMD), Future Planning, and Operations. Membership and duties of these committees through June 2000 are provided below:

1. Audit. The Audit Committee was comprised of Messrs. Nicholson and Marchi until April 2000. In May 2000, the Board of Directors appointed Ms. Nemecek, Mr. Huntington, and Big Sky's General Counsel, Joel E. Guthals, to serve as the Audit Committee. By providing oversight of the auditors and management, the Audit Committee's responsibility is to insure that Big Sky's financial records and reports fairly and accurately portray the condition and position of Big Sky. The Audit Committee reviews and discusses Big Sky's financial records and financial reports provided by Big Sky's management and auditors. If the Audit Committee determines there are any problems with financial records and reports, these problems are brought before the Board of Directors, as necessary. All Board of Directors members receive copies of the auditors' annual report and letter to management. The Audit Committee met three times during fiscal year 2000.

2. Future Planning. The Future Planning Committee is a committee of the whole. It met prior to or during Board of Directors Meetings to explore opportunities and strategies for business development and to recommend or initiate appropriate actions. Principal objectives of the Future Planning Committee are business growth, decreasing dependency on Federal Essential Air Service contracts and enhancement of Stockholders' value. The Future Planning Committee examined several business opportunities in fiscal year 2000. The Committee met nine times during fiscal year 2000.

3. Compensation & Management Development. The Compensation & Management Development (CMD) Committee was comprised of Messrs. Marchi and Huntington. The CMD Committee's primary purposes are to: Recommend compensation and performance bonus compensation for the President/CEO; oversee Big Sky's stock option award plans; provide counsel and guidance to the President/CEO regarding compensation for other principal management, and to oversee employee compensation and benefit programs. The CMD Committee oversees management development. The CMD Committee has adopted the policy of maintaining relatively moderate base salaries for executive officers. Since January 1996, it has based all incentives for principal management on achievement of specific goals related to growth of the business. The CMD Committee met five times during fiscal year 2000.

No member of the CMD Committee is or ever has been an employee of Big Sky. No member of the CMD Committee is affiliated with or related to any executive officer of Big Sky. No member of the CMD is affiliated with any entity having any relationship with Big Sky or Big Sky's executive officers, except that Mr. Marchi is a partner in the Glacier Venture Fund, and Mr. Huntington is a partner in the Northern Rockies Venture Fund, both of which funds own shares of 1996 Series Common Stock of Big Sky. Except for being Stockholders of Big Sky, neither Glacier Venture Fund nor Northern Rockies Venture Fund does any business with Big Sky.

4. Operations. The Operations Committee has three members: Messrs. Daniels, Champney and Denney. Mr. Champney is the President & CEO and Mr. Denney is the Executive VP & COO of Big Sky. The Operations Committee meets as necessary to review airline operating policies and procedures, including safety and regulatory operating compliance issues. The Operations Committee met informally on several occasions during fiscal year 2000. Big Sky's operations are ordinarily reviewed and considered by the Board of Directors in its regular meetings, with reports or comments from the Operations Committee.

(c)      Identification of Certain Significant Employees.

Big Sky expects that Mr. Champney, President/CEO, and Mr. Denney, Executive Vice President/COO and Secretary, will make significant contributions to Big Sky during fiscal year 2001.

(d)      Family Relationships.

None of the executive officers or directors of Big Sky have any family relationship with any nominee for Director or any executive officer of Big Sky.

(e)      Business Experience.

See discussion in Item 7(b), above.

(f)      Involvement in Certain Legal Proceedings.

No director or executive officer of Big Sky, including those nominated to become directors in this Proxy Statement, has filed a petition for bankruptcy or a petition under state insolvency laws, or been the subject of such proceedings within two years before the filing of this Proxy Statement, has been convicted at criminal proceeding or named in a pending criminal proceeding, is or was the subject of any order, judgment, or decree regarding brokerage, securities, investment, underwriter, investment company, banking, savings and loan association, or insurance company activities, business practices, or purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws.

(g)      Promoters and Control Persons.

Not applicable.

(h)      Transactions with Management and Others.

There are no transactions either during fiscal year 2000 or currently proposed exceeding $60,000 in amount between Big Sky and any of its officers and directors, except for a lease with purchase options for Big Sky's office and hangar facilities in Billings, Montana, with Director Jon Marchi. Big Sky's lease with Mr. Marchi is described in Big Sky's 2000 Form 10-KSB and accompanying financial statements. As discussed in more detail in the Section above on the Compensation and Management Development Committee, two investment funds managed by directors are Stockholders of the Big Sky.

(i)      Certain Business Relationships.

There are no relationships between Big Sky and its executive officers, directors, or nominees for director, in which such person, or business in which such person had more than a 10% equity interest, involving payments to or by Big Sky (1) made payments for property or services to Big Sky in excess of 5% of Big Sky's consolidated gross revenues for fiscal year 2000 or such person's consolidated gross revenues for fiscal year 2000; (2) received payments for property or services from Big Sky in excess of 5% of Big Sky's consolidated gross revenues for fiscal year 2000 or such person's consolidated gross revenues for fiscal year 2000; and (3) was indebted to Big Sky in excess of 5% of Big Sky's total consolidated assets for fiscal year 2000. No executive officer, director, nor nominee for director has been a member of or counsel to a law firm that was retained by Big Sky during fiscal year 2000. No executive officer, director, nor nominee for director was a partner or executive officer of any investment-banking firm that performed any services for Big Sky.

(j)      Resignations by Directors.

In April 2000 Mr. Alan Nicholson, elected as a director at the Annual Meeting of Stockholders on February 29, 2000, resigned from the Board due to increased activity in his outside business endeavors.


ITEM 8.
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

(a)      Board of Directors Compensation.

On June 30, 2000, Big Sky had six directors, four being "outside" (non-employee) directors and two being "inside" (employee) directors. Big Sky pays each of its outside directors base compensation of $1,000 per year, plus $300 for each Board of Directors meeting attended. Additionally, Big Sky pays outside directors $75 per hour, up to a maximum of $300 per day, for work on approved special projects. Big Sky reimburses Board of Directors members for out-of-pocket expenses required in the performance of their duties and to attend Board of Directors meetings and committee meetings. Big Sky pays the Chairman $500 per month, irrespective of time spent. Total payments for outside directors' services during fiscal year 2000 were $37,597, as follows:

                Board Item                                       Payments
     ------------------------------------                        ---------

      Mtgs., Conf. & Special Projects (1)                        $ 34,163
      Expense Reimbursement (2)                                     3,434
      Total (3)                                                  $ 37,597

(1) Annual base compensation, individual meeting compensation and monthly base compensation (applicable for Chairman only).

(2)      Includes travel and per diem.

(3) Individual totals as follows: Marchi -- $ 22,255, Nicholson -- $ 3.700, Huntington -- $ 6,261, Daniels -- $ 4,781, and Nemecek -- $600. Expenses shown do not include legal, professional & other fees related to Board of Directors matters.

Big Sky has an Outside Directors Stock Option Plan, granting outside directors the option to purchase 2,000 shares of stock annually at the conclusion of each year's service, at the market price on that date. The option term is five years. Under this Outside Directors Stock Option Plan, Big Sky awarded options to purchase 10,000 shares at $.9375 per share before 1997. Options to purchase an additional 8,000 shares were granted under this Plan in February, 1997 at a price of $1.125 per share, in February, 1998, at a price of $1.375 per share, in February 1999, at a price of $1.9375 per share, and in February 2000, at a price of $.9375.

(b)      Executive Officer Compensation.

The table below gives compensation information for Mr. Champney, Big Sky's President/CEO in fiscal year 2000, the person for whom such reporting is required.


                   Annual Compensation $           Long Term         Other Com-
                  -----------------------        Compensation--      pensation--
                  Salary (1)        Bonus        Stock Options #      Non-Cash
                  ----------        -----        ---------------     -----------

Champney

Fiscal Year
 2000             $ 95,000            0                0                  0
-----
(1)     Base compensation.

ITEM 9.
INDEPENDENT PUBLIC ACCOUNTANTS

(a)      Principal Accountant Selected for Election.

The Board of Directors re-appointed Eide Bailly & Co., P.L.L.P., as independent auditors, to examine the financial statements of Big Sky for the fiscal year-ending June 30, 2001, and to perform other appropriate accounting services. The Board of Directors recommends to the Stockholders that the selection of Eide Bailly & Co. be ratified.

(b)      Previous Accountant.

Eide Bailly & Co. began serving as Big Sky's auditors in 1996.

(c)      Accountant Present at Meeting.

A representative of Eide Bailly & Co. will attend the Annual Meeting, will be available to respond to questions from Stockholders and may make a statement on behalf of Eide Bailly & Co., if so desired.

(d)      Resignation or Dismissal of Previous Accountant.

There have been no resignations or dismissals of Big Sky's independent accountants during Big Sky's two most recent fiscal years.

ITEM 10.
COMPENSATION PLANS

Big Sky adopted the Big Sky Transportation Co. 1999 Long Term Incentive and Stock Option Plan, which was ratified at the Annual Meeting of Stockholders on February 29, 2000. .

ITEM 11.
AUTHORIZATION OF ISSUANCE OF SECURITIES OTHERWISE THAN FOR EXCHANGE

Big Sky has proposed no action for the Annual Meeting authorizing the issuance of any securities.

ITEM 12.
MODIFICATION OR EXCHANGE OF SECURITIES

Big Sky has proposed no action for the Annual Meeting authorizing the modification or exchange of any class of securities.

ITEM 13.
FINANCIAL AND OTHER INFORMATION RELATED TO ITEMS 11 AND 12

Not applicable.

ITEM 14.
MERGERS, CONSOLIDATIONS, ACQUISITIONS AND SIMILAR MATTERS

Big Sky has proposed no action for the Annual Meeting authorizing any transaction involving merger or consolidation of Big Sky, or acquisitions by Big Sky.

ITEM 15.
ACQUISITION OR DISPOSITION OF PROPERTY

Big Sky has proposed no action for the Annual Meeting authorizing the acquisition or disposition of any property.

ITEM 16.
RESTATEMENT OF ACCOUNTS

Big Sky has proposed no action for the Annual Meeting authorizing the restatement of any asset, capital or surplus account of Big Sky.

ITEM 17.
ACTION WITH RESPECT TO REPORTS

Big Sky has proposed no action for the Annual Meeting about any report of Big Sky or of its directors, officers, or committees, or any meetings of the meeting of Big Sky's Stockholders.

ITEM 18.
MATTERS NOT REQUIRED TO BE SUBMITTED

Big Sky has proposed no action for the Annual Meeting that does not require voting by Big Sky Stockholders.

ITEM 19.
AMENDMENT OF CHARTER, BYLAWS OR OTHER DOCUMENTS

Big Sky has proposed no action for the Annual Meeting authorizing any amendment of Big Sky's charter, bylaws, or other documents.

ITEM 20.
OTHER PROPOSED ACTION

Big Sky has proposed no action for the Annual Meeting on any matter not referred to in this Proxy Statement.

ITEM 21.
VOTE REQUIRED FOR APPROVAL

Stockholders present and entitled to vote at the Annual Meeting will elect directors, utilizing cumulative voting as described in Item 6(c) above.

For purposes of determining the outcome of the vote on election of directors, an instruction to "abstain" from voting will be treated as shares present and entitled to vote, but will not be voted for or against any person nominated for director.

For purposes of determining the outcome of the vote on ratification of auditors, an instruction to "abstain" from voting will be treated as shares present and entitled to vote, but will not be voted for or against the proposal.

For both proposals, broker non-votes that occur when brokers are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions, are not counted for the purpose of determining the number of shares present in-person or represented by proxy on a voting matter and shall have no effect on the outcome of the vote.

ITEM 22.
INFORMATION REQUIRED IN INVESTMENT COMPANY PROXY STATEMENT

Not applicable.

                     DISCUSSION OF ANNUAL MEETING PROPOSALS

                 PROPOSAL 1: ELECTION OF THE BOARD OF DIRECTORS


         A. The Board of Directors has set the number of directors to be elected at eight (8). The Board of Directors recommends election of Kim B. Champney, Jack K. Daniels, Craig Denney, Stephen D. Huntington, Jon Marchi, Barbara H. Nemecek, Ken L. Thuerbach, and Ed Wetherbee to serve until the next Annual Meeting of Stockholders. Information about these individuals is given in
Item 7 of this Proxy Statement

         B. A proposal to elect this slate of eight individuals to Big Sky's Board of Directors will be presented to the Stockholders at the Annual Meeting. Those director nominees who receive the greatest number of shares present in person or represented by proxy at the Annual Meeting voting in favor of their nomination in accordance with the cumulative voting rules described in Item 6c of this Proxy Statement will be elected. Stockholders have the right to cumulate their votes for the election of directors.

     BIG SKY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE TO ELECT KIM B. CHAMPNEY, JACK K. DANIELS, CRAIG DENNEY, STEPHEN D. HUNTINGTON, JON MARCHI, BARBARA H. NEMECEK, KEN L. THUERBACH, AND ED WETHERBEE TO BIG SKY'S BOARD OF DIRECTORS.


                PROPOSAL 2: RATIFICATION OF INDEPENDENT AUDITORS

EIDE BAILLY & CO., P.L.L.P. has served as Big Sky's auditors on a continuous basis since 1996, and has been appointed by the Board of Directors to continue in the capacity for the fiscal year ending June 30, 2001.

A proposal to ratify the appointment of Eide Bailly & Co., P.L.L.P. will be presented to the Stockholders at the Annual Meeting. A majority of shares voting at the Annual Meeting is required for Stockholders' ratification of this appointment.

A representative of Eide Bailly & Co., P.L.L.P. will be present at the Annual Meeting of Stockholders and will be available to respond to appropriate questions from Stockholders. The representative will have an opportunity to make a statement on behalf of the firm, if so desired.

     BIG SKY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF EIDE BAILLY & CO., P.L.L.P.

Submitted on Behalf of
the Board of Directors of:

BIG SKY TRANSPORTATION CO.


By:     /s/ Kim B. Champney                              /s/ Craig Denney
        --------------------------                       -----------------------
        Kim B. Champney, President                       Craig Denney, Secretary



Billings, Montana
December 29, 2000

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
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                                                     BIG SKY TRANSPORTATION CO.

                                                        1601 AVIATION PLACE
                                                         BILLINGS, MT 59105
                                         ANNUAL MEETING OF STOCKHOLDERS, FEBRUARY 16, 2001

          The undersigned appoints Jon Marchi and Craig Denney as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of the 1996 Series Common Stock of Big
     Sky Transportation Co., held in record by the undersigned on December 27, 2000 at the Annual Meeting of Stockholders to
     be held at 3:30 p.m. February 16, 2001 or any adjournment thereof.

                                       PLEASE SIGN AND DATE THE REVERSE SIDE BEFORE MAILING.

                                    THE BOARD UNANIMOUSLY RECOMMENDS VOTES FOR PROPOSALS 1 AND 2

     1. Election of the Board of Directors; Kim B. Champney, Jack K. Daniels, Craig Denney, Stephen D. Huntington, Jon Marchi,
        Barbara Nemececk, Ken L. Thuerbach, and Ed Wetherbee
                    [ ] FOR all nominees listed above                           [ ] WITHHOLD AUTHORITY to vote for
                        (except as marked to the contrary below)                    all nominees listed above

     INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list above.

     2. Proposal to ratify the selection of Elde Bailly & Co. P.L.L.P. as independent auditors.
          [ ]FOR         [ ]AGAINST          [ ]ABSTAIN

|                                                                                                                                  |
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     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLER. IF NO DIRECTION IS MADE,
     THIS PROXY WILL BE VOTED FOR THE ABOVE PROPOSALS.


                                                                      This proxy is solicited on behalf of the
                                                                                 Board of Directors



                                                                 ----------------------------------------------------
                                                                   (Please sign name(s) exactly as printed at left)


                                                                 ----------------------------------------------------
                                                                        (If there are co-owners, each must sign)

                                                                 DATED:
                                                                       ----------------------------------------------
                                                                         (Month)               (Day)        (Year)

                                                                 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                                                                 CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


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